UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                November 5, 2004

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400
Irvine, CA 92612
(949) 255-7100
(Address and telephone number of Registrant)

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal
                 Officers

     Bruce C. Vladeck, Ph.D., resigned from the Board of Directors of Sun Healthcare Group, Inc. effective November 5, 2004. Dr. Vladeck resigned in order to accept a position with Sun's auditors, Ernst & Young, LLP ("E&Y"). His resignation is intended to maintain the independence of E&Y as Sun's auditors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Jennifer L. Botter
Name: Jennifer L. Botter
Title: Senior Vice President and Corporate Controller

Dated:  November 12, 2004

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